UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2018

Amtech Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Arizona	000-11412	86-0411215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 S. Clark Drive, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 967-5146
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_____________________________________________________________________________________________
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2018, Amtech Systems, Inc. (the "Company") held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). The shareholders considered four proposals, each of which are described in detail in the Company's definitive proxy statement dated April 5, 2018. The total number of shares represented in person or by proxy at the Annual Meeting was 12,413,704 or 83.34% of the 14,896,004 shares eligible to vote. The results of the votes are as follows:
Proposal 1 - Election of directors
The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company's common stock present or represented by proxy and voting at the Annual Meeting and were elected at the Annual Meeting to serve a one-year term on the Company's board of directors.

	For	Votes Withheld	Broker Non-Votes
Jong S. Whang	6,448,731	2,407,650	3,557,323
Fokko Pentinga	6,183,401	2,672,980	3,557,323
Robert M. Averick	6,445,679	2,410,702	3,557,323
Michael Garnreiter	4,974,763	3,881,618	3,557,323
Robert F. King	6,412,070	2,444,311	3,557,323
Sukesh Mohan	6,423,880	2,432,501	3,557,323

Proposal 2 - Ratification of the appointment of Mayer Hoffman McCann P.C as the Company's independent registered public accounting firm for fiscal year 2018
The shareholders ratified the appointment of Mayer Hoffman McCann P.C. as the Company's independent registered public accounting firm for fiscal year 2018.

For	Against	Abstain	Broker Non-Votes
11,260,002	1,029,851	123,851	0
Proposal 3 - Advisory vote to approve named executive officer compensation
The shareholders approved, on an advisory basis, the compensation of the named executive officers.

For	Against	Abstain	Broker Non-Votes
7,721,728	659,826	474,827	3,557,323

Proposal 4 - Advisory vote on the frequency of the advisory vote on the compensation of the Company's named executive officers
The shareholders elected, on an advisory basis, to vote annually on compensation of the Company's named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
7,503,253	17,476	877,828	457,824	3,557,323

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date:	May 15, 2018	By: /s/ Lisa D. Gibbs
Name: Lisa D. Gibbs
Title: Vice President & Chief Accounting Officer